Exhibit 23(f)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our reports dated June 29, 1994, included (or incorporated by reference) in Federal Express Corporation's Form 10-K for the year ended May 31, 1994, and to all references to our Firm included in this registration statement.


                                            /s/ ARTHUR ANDERSEN LLP
                                            ------------------------
                                                ARTHUR ANDERSEN LLP


Memphis, Tennessee
November 17, 1994.